UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNT	NYSE

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2019, Unit Corporation (the “Company”), was notified by the New York Stock Exchange (“NYSE”) that the Company is not in compliance with the NYSE’s continued listing requirements, as the average closing price of the Company’s shares of common stock, par value $0.20 per share (the “Common Stock”) had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average share price for continued listing on the NYSE under Rule 802.01C of the NYSE Listed Company Manual. Under the NYSE’s rules, the Company has six months following receipt of the notification to regain compliance with the minimum share price requirement.

As required by the NYSE, the Company is notifying the NYSE of its intent to cure the deficiency and return to compliance with the NYSE’s continued listing requirements. The Company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period, its Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Under NYSE’s rules, the Common Stock will continue to be listed on the NYSE during this six-month cure period, subject to the Company’s compliance with other continued listing requirements. The Common Stock symbol “UNT” will be assigned a “.BC” indicator by the NYSE to signify that the Company currently is not in compliance with the NYSE’s continued listing requirements. If the Company fails to regain compliance with Section 802.01C during the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

The Company intends to actively monitor the bid price of its Common Stock and will consider all available options to regain compliance with the NYSE’s continued listing requirements.

Item 7.01. Regulation FD Disclosure.

On December 23, 2019, the Company issued a press release with respect to the receipt of the notice of non-compliance from the NYSE. The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and will not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Unit Corporation, dated December 23, 2019

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: December 23, 2019	By:	/s/ Mark E. Schell
Mark E. Schell Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press release of Unit Corporation, dated December 23, 2019

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.